ROSCOE POSTLE ASSOCIATES INC.

www.rpacan.com

Suite 304
595 Howe Street
Vancouver, BC V6C 2T5
Tel: (604) 602-6767
Fax: (604) 602-0235
Email: swallis@rpacan.com

CONSENT OF EXPERT

US Securities and Exchange Commission

Re Taseko Mines Limited Form on 20F for the Fiscal year ended September 30, 2004.

I, Charles Stewart Wallis, P. Geo., hereby certify that I have read the disclosure in connection with the Gibraltar property contained in the subject 20F and hereby consent to the reference to myself as a named expert in the written disclosure in the Form 20F of Taseko Mines Limited.

Dated this 11th day of April, 2005

C. Stewart Wallis P.Geo.
Roscoe Postle Associates Inc.